UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022

OHIO VALLEY BANC CORP.
(Exact Name of Registrant as Specified in Its Charter)

000-20914
(Commission File Number)

Ohio	31-1359191
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

420 THIRD AVENUE, PO BOX 240
GALLIPOLIS, Ohio 45631
(Address of principal executive offices, including zip code)

(740) 446-2631
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	OVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, the Board of Directors of Ohio Valley Banc Corp. ("OVBC") and The Ohio Valley Bank Company (the "Bank") appointed Larry E. Miller as the new Chief Executive Officer (“CEO”) of  OVBC and the Bank, a role previously held by Thomas E. Wiseman, who will continue to serve as the Chairman of OVBC and the Bank.  In addition, the Board promoted Ryan J. Jones to Chief Operating Officer (“COO”) of OVBC and the Bank, a role previously held by Mr. Miller.

Mr. Miller, age 58, has been President and COO of OVBC and the Bank since May 2019; and COO and Secretary of OVBC and the Bank from May 2015 to May 2019.  He has served as a member of the Board of OVBC’s subsidiary, Loan Central, Inc. since April 2000, serving as Chairman of Loan Central’s Board from May 2012 to May 2022.  Mr. Jones, age 44, has been Vice President of OVBC and Senior Vice President and Chief Risk Officer of the Bank since 2017.

OVBC issued a press release on May 19, 2022 to discuss these new officer appointments.

Item 5.07   Submission of Matters to a Vote of Security Holders.

OVBC held its annual meeting of shareholders (the “2022 Annual Meeting”) on May 18, 2022.  At the close of business on March 25, 2022, there were 4,771,774 common shares outstanding and entitled to vote. At the 2022 Annual Meeting, 3,583,299, or 75.05%, of the outstanding common shares entitled to vote were represented by proxy or in person. A summary of the proposals voted upon by the shareholders and the final voting results for each such matter are set forth below. The proposals are also described in detail in OVBC’s Proxy Statement filed with the SEC on April 8, 2022.

Proposal 1
The Company’s shareholders elected three individuals to the Board of Directors for a term expiring in 2025, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Larry E. Miller II	2,671,810	76,949	834,540
Edward J. Robbins	2,481,529	267,230	834,540
K. Ryan Smith	2,657,591	91,168	834,540

Proposal 2
The Company’s shareholders approved, in a non-binding vote, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,311,383	375,865	61,511	834,540

Proposal 3
The Company’s shareholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as set forth below:

Votes For	Votes Against	Abstentions
3,072,469	6,410	504,420
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits – The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Ohio Valley Banc Corp. on May 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.

Date: May 23, 2022	By:	/s/Larry E. Miller
Larry E. Miller
President and Chief Executive Officer